UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 19, 2006

(Date of Report; Date of Earliest Event Reported)

STEIN MART, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	0-20052	64-0466198
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Riverplace Blvd., Jacksonville, Florida 32207

(Address of Principal Executive Offices Including Zip Code)

(904) 346-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 19, 2006, Stein Mart, Inc. (the “Company”) issued a press release announcing the promotion of two key individuals to Executive Vice President. In connection with these promotions, the Company and these individuals entered into employment agreements effective September 16, 2006, copies of which are attached as Exhibits 10.1 and 10.2.

On September 16, 2006, the Company entered into employment agreements (the “Executive Officer Employment Agreements”) with the following Executive Officers: D. Hunt Hawkins, the Company’s Executive Vice President, Operations and William A. Moll, the Company’s Executive Vice President, Merchandising and Chief Merchandising Officer. The Executive Officer Employment Agreements, among other things, provide: (i) for a term of three years, with annual renewals thereafter, (ii) initial base salary of $355,000 as to Mr. Hawkins and $445,500 for Mr. Moll, (iii) severance compensation equal to 200% of their respective annual base compensation if terminated without cause by the Company or with good reason by the executive, (iv) if terminated without cause by the Company or with good reason by the executive following a change of control, severance compensation equal to (a) 200% of their respective annual base compensation, and (b) 200% of their respective bonuses earned in the year of termination, (v) restrictive covenants against competing with the Company or recruiting any Company personnel for two years following termination, and (vi) vesting of unvested options and restricted shares upon death or disability. The executives remain eligible for other benefit plans and incentive plans in effect from time to time.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(c) On September 19, 2006, the Company issued a press release announcing the promotions of D. Hunt Hawkins, 47, who has served as Senior Vice President of Human Resources, to Executive Vice President, Operations and William A. Moll, 55, who has served as a General Merchandising Manager, to Executive Vice President and Chief Merchandising Officer. The information set forth in Item 1.01 above regarding the employment agreements and the press release dated September 19, 2006, attached hereto as Exhibit 99.1, is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.1	Employment Agreement, dated as of September 16, 2006, between Stein Mart, Inc. and D. Hunt Hawkins.

10.2	Employment Agreement, dated as of September 16, 2006, between Stein Mart, Inc. and William A. Moll.

99.1	Press Release dated September 19, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEIN MART, INC.
(Registrant)

Date: September 25, 2006	By:	/s/ James G. Delfs
James G. Delfs
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

10.1	Employment Agreement, dated as of September 16, 2006, between Stein Mart, Inc. and D. Hunt Hawkins.

10.2	Employment Agreement, dated as of September 16, 2006, between Stein Mart, Inc. and William A. Moll.

99.1	Press Release dated September 19, 2006.